UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 3, 2005

MGI PHARMA, INC.

(Exact name of registrant as specified in its charter)

Minnesota	0-10736	41-1364647
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5775 West Old Shakopee Road, Suite 100, Bloomington, Minnesota 55437

(Address of principal executive offices)

Registrant’s telephone number, including area code: (952) 346-4700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Preliminary Note

This Form 8-K/A amends the Form 8-K filed by MGI PHARMA, INC. (the “Company”) on October 7, 2005 (the “Original 8-K”), announcing the completion of the acquisition of Guilford Pharmaceuticals Inc. (“Guilford”) on October 3, 2005. The purpose of this Form 8-K/A is to file as part of the Original 8-K the audited financial statements of Guilford as of December 31, 2004 and 2003, and for each of the years in the three year period ended December 31, 2004, the unaudited condensed consolidated financial statements of Guilford as of June 30, 2005 and the six month period ended June 30, 2005 and the Company’s unaudited pro forma condensed combined financial statements as of and for the six months ended June 30, 2005 and for the year ended December 31, 2004, which pro forma statements reflect the pro forma effects of the acquisition of Guilford by the Company.

Section 9– Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

(a)	Financial statements of the business acquired. The audited consolidated financial statements of Guilford, including Guilford’s consolidated balance sheets as of December 31, 2004 and 2003, the consolidated statements of operations, changes in stockholders’ equity and cash flows for each of the years in the three year period ended December 31, 2004 which are included Exhibit 99.1 and incorporated herein by reference.

The unaudited condensed consolidated financial statements of Guilford, including Guilford’s consolidated balance sheet as of June 30, 2005, the consolidated statements of operations, changes in stockholders’ equity and cash flows for the six month period ended June 30, 2005 which are included Exhibit 99.2 and are incorporated herein by reference.

(b)	Pro forma financial information. The unaudited pro forma condensed combined financial statements of the Company for the six months ended June 30, 2005 and for the year ended December 31, 2004 are included as Exhibit 99.3 and incorporated herein by reference.

(c)	Exhibits.

2.1	Agreement and Plan of Merger, dated as of July 20, 2005 by and among MGI PHARMA, INC., Granite Acquisition, Inc. and Guilford Pharmaceuticals Inc. (Incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on July 22, 2005).*

4.1	Indenture dated June 17, 2003, by and between Guilford Pharmaceuticals Inc. and Wachovia Bank, National Association, as Trustee, for 5% Convertible Subordinated Notes due 2008. (Incorporated by reference to Exhibit 4.03 of the Form 10-Q for the quarterly period ended June 30, 2003, filed on August 7, 2003, by MGI GP, INC., formerly known as Guilford Pharmaceuticals Inc. (Commission file number 000-23736)).

4.2	Supplemental Indenture dated October 3, 2005, by and among Guilford Pharmaceuticals Inc., MGI PHARMA, INC. and Wachovia Bank, National Association, as Trustee, for 5% Convertible Subordinated Notes due 2008. (Incorporated by reference to Exhibit 4.2 of the Original 8-K).

23.1	Consent of KPMG LLP.

99.1	Audited consolidated financial statements of Guilford, including Guilford’s consolidated balance sheets as of December 31, 2004 and 2003, the consolidated statements of operations, changes in stockholders’ equity and cash flows for each of the years in the three year period ended December 31, 2004.

99.2	Unaudited condensed consolidated financial statements of Guilford, including Guilford’s consolidated balance sheet as of June 30, 2005, the consolidated statements of operations, changes in stockholders’ equity and cash flows for the six month period ended June 30, 2005.

99.3	Unaudited pro forma condensed combined financial statements of the Company as of and for the six months ended June 30, 2005 and for the year ended December 31, 2004.

99.4	Press Release of MGI PHARMA, INC. dated October 3, 2005 (Incorporated by reference to Exhibit 99.1 of the Original 8-K).

*	The Company has omitted certain schedules in accordance with Regulation S-K Item 601(b)(2). The Company will furnish the omitted schedules to the Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: November 4, 2005	MGI PHARMA, INC.

	By:	/s/ James C. Hawley
James C. Hawley
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

2.1	Agreement and Plan of Merger, dated as of July 20, 2005 by and among MGI PHARMA, INC., Granite Acquisition, Inc. and Guilford Pharmaceuticals Inc. (Incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on July 22, 2005).*

4.1	Indenture dated June 17, 2003, by and between Guilford Pharmaceuticals Inc. and Wachovia Bank, National Association, as Trustee, for 5% Convertible Subordinated Notes due 2008. (Incorporated by reference to Exhibit 4.03 of the Form 10-Q for the quarterly period ended June 30, 2003, filed on August 7, 2003, by MGI GP, INC., formerly known as Guilford Pharmaceuticals Inc. (Commission file number 000-23736)).

4.2	Supplemental Indenture dated October 3, 2005, by and among Guilford Pharmaceuticals Inc., MGI PHARMA, INC. and Wachovia Bank, National Association, as Trustee, for 5% Convertible Subordinated Notes due 2008. (Incorporated by reference to Exhibit 4.2 of the Original 8-K).

23.1	Consent of KPMG LLP.

99.1	Audited consolidated financial statements of Guilford, including Guilford’s consolidated balance sheets as of December 31, 2004 and 2003, the consolidated statements of operations, changes in stockholders’ equity and cash flows for each of the years in the three year period ended December 31, 2004.

99.2	Unaudited condensed consolidated financial statements of Guilford, including Guilford’s consolidated balance sheet as of June 30, 2005, the consolidated statements of operations, changes in stockholders’ equity and cash flows for the six month period ended June 30, 2005.

99.3	Unaudited pro forma condensed combined financial statements of the Company as of and for the six months ended June 30, 2005 and for the year ended December 31, 2004.

99.4	Press Release of MGI PHARMA, INC. dated October 3, 2005 (Incorporated by reference to Exhibit 99.1 of the Original 8-K).

*	The Company has omitted certain schedules in accordance with Regulation S-K Item 601(b)(2). The Company will furnish the omitted schedules to the Commission upon request.